UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2011

ANTE5, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53952	27-2345075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10275 Wayzata Boulevard, Suite 310 Minnetonka, MN 55305
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (952) 426-1241

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Item 1.01  Entry into a Material Definitive Agreement.

On July 26, 2011, Ante5, Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with multiple accredited investors (the “Purchasers”) to sell and issue to the Purchasers in reliance on Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, an aggregate of 6,142,500 units (“Units”) at a price of $1.00 per Unit, with each Unit consisting of one share of the Company’s common stock and a five-year warrant to purchase one-half of one share of the Company’s common stock for a total of 3,071,250 shares at an exercise price of $1.50 per share (the “Offering”).  The Company may redeem outstanding warrants prior to their expiration, at a price of $0.01 per share, provided that the volume weighted average sale price per share of Common Stock equals or exceeds $2.50 per share for ten (10) consecutive trading days ending on the third business day prior to the mailing of notice of such redemption and provided that a resale registration statement with respect to exercise of the warrants is declared effective.  Net proceeds to the Company from the sale of the Units, after deducting selling commissions and offering expenses, were approximately $5.6 million.  The Offering closed on July 26, 2011.

Feltl and Company, Inc. and C. K. Cooper & Company (the “Agents”) acted as co-agents for the Offering. The Company agreed to pay the Agents an aggregate fee equal to 7.0% of the gross proceeds from the sale of the Units in the Offering.  Additionally, the Company will be required to issue warrants to purchase an aggregate of 307,125 shares of the Company’s common stock at an exercise price of $1.00 per share to the Agents (the “Agents’ Warrants”).  The form of the Agents’ Warrant is attached hereto as Exhibit 10.1.

In connection with the Purchase Agreement, the Company entered into a Registration Rights Agreement with the Purchasers. Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement with the Securities and Exchange Commission (the “Commission”) within 30 days from closing (the “filing deadline”) to register the resale of the Company’s common stock issued at closing and issuable upon the exercise of the warrants. The Company also agreed to use commercially reasonable efforts to have the registration statement declared effective as soon as possible.  The Company agreed to keep the registration statement continuously effective until the earlier to occur of (i) the date after which all of the shares of the Company’s common stock registered thereunder have been sold and (ii) the date on which all of the shares of the Company’s common stock registered thereunder may be sold without volume restrictions pursuant to Rule 144 under the Securities Act.

In the event (i) the registration statement has not been filed by the filing deadline, (ii) the registration statement has not been declared effective by prior to the earlier to occur of (a) 90 days after the filing deadline, and (b) 10 business days after the Commission notifies the Company that it does not intend to review the registration statement or that it has no further comments on the registration statement, or (iii) sales cannot be made pursuant to such registration statement for any reason (other than by reason of a permissible delay under the terms of the Registration Rights Agreement) after the registration statement has been declared effective by the Commission, then the Company has agreed to pay each Purchaser as liquidated damages an amount equal to 1.0% of the purchase price paid by each such Purchaser in the Offering for each 30-day period or portion thereof during which the event giving rise to the liquidated damages remains uncured.

The Company has granted the Purchasers customary indemnification rights in connection with the registration statement. The Purchasers have also granted the Company customary indemnification rights in connection with the registration statement.

The foregoing description of the Offering does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, the Registration Rights Agreement, and the Investor’s Warrant, copies of which are attached hereto as Exhibits 10.2, 10.3, and 10.4, respectively, and are incorporated herein by reference.  A copy of the Company’s press release announcing the Offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above with respect to the Offering of shares of the Company’s common stock and warrants is incorporated by this reference into this Item 3.02.  The common stock and warrants were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act and Rule 506 promulgated thereunder.  The Purchase Agreement and Registration Rights Agreement executed in connection therewith contain representations to support the Company’s reasonable belief that, among other things, the Purchasers had access to information concerning its operations and financial condition, that the Purchasers acquired the common stock and warrants for their own account and not with a view to the distribution thereof, and that each Purchaser is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act.  The common stock and warrants described in Item 1.01 above are deemed to be restricted securities for purposes of the Securities Act and the certificates representing the securities shall bear legends to that effect.  Accordingly, the common stock sold in the Offering may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 8.01 Other Events.

On July 26, 2011, the Company issued a press release relating to the disclosures set forth in Items 1.01 and 3.02 above.  A copy of the press release is being furnished to the Securities and Exchange Commission and is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description of Exhibit
10.1	Form of Agents’ Warrant
10.2	Securities Purchase Agreement dated July 26, 2011, by and among the Company and the Purchasers named therein.
10.3	Registration Rights Agreement dated July 26, 2011, by and among the Company and the persons named therein.
10.4	Form of Investors’ Warrant
99.1	Press Release dated July 26, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTE5, INC.

	By:	/s/ BRADLEY BERMAN
Bradley Berman
Chief Executive Officer

Date: July 26, 2011